ALPS SERIES TRUST

Riverside Frontier Markets Fund

SUPPLEMENT DATED SEPTEMBER 11, 2015 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 2015

On September 11, 2015, the Board of Trustees (the “Board”) of ALPS Series Trust authorized an orderly liquidation of the Riverside Frontier Markets Fund (the “Fund”).

The Fund will be liquidated effective September 25, 2015 (the “Liquidation Date”).

The Board approved a Plan of Liquidation (the “Plan”) that determines the manner in which the Fund will be liquidated.  Pursuant to the Plan and in anticipation of the Fund’s liquidation, the Fund will be closed to new investors effective as of the close of business on September 11, 2015 (the “Closing Date”).  However, any distributions declared to shareholders of the Fund after the Closing Date and until the close of trading on the New York Stock Exchange on the Liquidation Date will be automatically reinvested in additional shares of the Fund unless a shareholder specifically requests that such distributions be paid in cash.  Although the Fund will be closed to new purchases as of the Closing Date, you may continue to redeem your shares of the Fund after the Closing Date, as provided in the Prospectus.

Pursuant to the Plan, if the Fund has not received your redemption request or other instruction prior to the close of business on the Liquidation Date, your shares will be redeemed, and you will receive proceeds representing your proportionate interest in the net assets of the Fund as of the Liquidation Date, subject to any required withholdings.

As is the case with any redemption of fund shares, these liquidation proceeds will generally be subject to federal and, as applicable, state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed.  If the redeemed shares are held in a qualified retirement account such as an IRA, the liquidation proceeds may not be subject to current income taxation under certain conditions.  You should consult with your tax adviser for further information regarding the federal, state and/or local income tax consequences of this liquidation that are relevant to your specific situation.

Riverside Advisors, LLC will bear the expenses incurred by the Fund in carrying out the Plan.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE